Exhibit 24

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “Company”);

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2014, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of December, 2014.

/s/ Danforth E. Leitner	/s/ John P. Fazzini
Witness	John P. Fazzini, Director

/s/ Harvey C. Eads, Jr.
Witness

State of Florida County of Brevard

The foregoing instrument was acknowledged before me this 4th day of December, 2014 by John P. Fazzini, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Mary Manger
Notary Public Mary Manger

Imprint of Notary Stamp of Mary Manger

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “Company”);

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2014, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of December, 2014.

/s/ Danforth E. Leitner	/s/ Harvey C. Eads, Jr.
Witness	Harvey C. Eads, Jr., Director

/s/ John H. Sottile
Witness

State of Florida County of Brevard

The foregoing instrument was acknowledged before me this 4th day of December, 2014 by Harvey C. Eads, Jr., Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Mary Manger
Notary Public Mary Manger

Imprint of Notary Stamp of Mary Manger

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “Company”);

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2014, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of December, 2014.

/s/ Danforth E. Leitner	/s/ David P. Bicks
Witness	David P. Bicks, Director

/s/ Harvey C. Eads, Jr.
Witness

State of Florida County of Brevard

The foregoing instrument was acknowledged before me this 4th day of December, 2014 by David P. Bicks, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Mary Manger
Notary Public

Imprint of Notary Stamp of Mary Manger

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “Company”);

Does hereby constitute and appoint John H. Sottile and Stephen R. Wherry to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2014, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of December, 2014.

/s/ Harvey C. Eads, Jr.	/s/ Danforth E. Leitner
Witness	Danforth E. Leitner, Director

/s/ John H. Sottile
Witness

State of Florida County of Brevard

The foregoing instrument was acknowledged before me this 4th day of December, 2014 by Danforth E. Leitner, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Mary Manger
Notary Public Mary Manger

Imprint of Notary Stamp of Mary Manger

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “Company”);

Does hereby constitute and appoint Stephen R. Wherry to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2014, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of December, 2014.

/s/ Harvey C. Eads, Jr.	/s/ John H. Sottile
Witness	John H. Sottile, Director

/s/ Danforth E. Leitner
Witness

State of Florida
County of Brevard

The foregoing instrument was acknowledged before me this 4th day of December, 2014 by John H. Sottile, Director of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Mary Manger
Notary Public Mary Manger

Imprint of Notary Stamp of Mary Manger

POWER OF ATTORNEY

The undersigned who is a director or officer of The Goldfield Corporation, a Delaware corporation (the “Company”);

Does hereby constitute and appoint John H. Sottile to be his agent and attorney-in-fact;

Each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned;

To sign and file with the Securities and Exchange Commission the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2014, and any amendments or supplements to such Annual Report; and

To execute and deliver any instruments, certificates or other documents which they shall deem necessary or proper in connection with the filing of such Annual Report, and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

Each agent named above is hereby empowered to determine in his discretion the times when, the purposes for, and the names in which, any power conferred upon him herein shall be exercised and the terms and conditions of any instrument, certificate or document which may be executed by him pursuant to this instrument.

This Power of Attorney shall not be affected by the disability of the undersigned nor by the lapse of time.

The validity, terms and enforcement of this Power of Attorney shall be governed by those laws of the State of Delaware that apply to instruments negotiated, executed, delivered and performed solely within the State of Delaware.

This Power of Attorney may be executed in any number of counterparts, each of which shall have the same effect as if it were the original instrument and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, I have executed this Power of Attorney this 4th day of December, 2014.

/s/ Harvey C. Eads, Jr.	/s/ Stephen R. Wherry
Witness	Stephen R. Wherry, Senior Vice President

/s/ Danforth E. Leitner
Witness

State of Florida
County of Brevard

The foregoing instrument was acknowledged before me this 4th day of December, 2014 by Stephen R. Wherry, Senior Vice President of The Goldfield Corporation, a Delaware corporation. He is personally known to me.

/s/ Mary Manger
Notary Public Mary Manger

Imprint of Notary Stamp of Mary Manger